UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021

Adicet Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, Floor 6 Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 503-9095

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 21, 2021, Adicet Therapeutics, Inc. (the “Subsidiary”), a Delaware corporation and wholly-owned subsidiary of Adicet Bio, Inc. (the “Company”), and Pacific Western Bank (“PacWest”) entered into a Fourth Amendment (the “Amendment”) to that certain Loan and Security Agreement, dated April 28, 2020, by and among the Subsidiary and PacWest. Pursuant to the Amendment, PacWest will provide one or more term loans to the Subsidiary as well as Non-Formula Ancillary Services (as defined in the Amendment) to the Company and Subsidiary, which aggregate limit shall not exceed $5,500,000. The aggregate sum of the outstanding term loans and Non-Formula Ancillary Services shall at no time exceed $15,000,000, with each term loan to be in an amount of not less than $1,000,000 (the “Term Loans”). Pursuant to the Amendment, the interest rate for the Terms Loans shall be set at an annual rate equal to the greater of (i) 0.25% above the Prime Rate then in effect and (ii) 4.25%.

Pursuant to the Amendment, on October 21, 2021, the Company also executed an amendment to the secured guaranty agreement pursuant to which the Company affirmed the prior guaranty and security interest in substantially all of its assets other than the Company’s intellectual property granted to PacWest on September 15, 2020 (the “Amended Unconditional Secured Guaranty”).

The foregoing descriptions of the Amendment and the Amended Unconditional Secured Guaranty are qualified in their entirety by reference to the full text of the agreements, which are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Fourth Amendment to Loan and Security Agreement, dated October 21, 2021.
10.2	Affirmation and Amendment of Guaranty, dated October 21, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date: October 25, 2021	By:	/s/ Nick Harvey
	Name:	Nick Harvey
	Title:	Chief Financial Officer